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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934


                                 March 1, 1998
                       (Date of earliest event reported)


                            PS GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       1-7141                   33-0692068
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California 92122
             (Address of principal executive offices and zip code)


                                 (619) 642-2999
                        (Registrant's telephone number)
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FORWARD LOOKING STATEMENTS
--------------------------

     THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1996 PROVIDES A "SAFE HARBOR" FOR FORWARD-LOOKING STATEMENTS. THE INFORMATION INCLUDED IN THIS FORM 8-K WITH RESPECT TO THE ULTIMATE AMOUNT OF NET PROCEEDS TO BE RECEIVED FROM THE SALE OF THE ASSETS OF THE AVIATION DIVISION OF PS TRADING, INC. (PST) AND THE FINAL GAIN OR LOSS, IF ANY, ON THE SALE AND THE SHUT-DOWN OF THIS DIVISION MAY BE DEEMED TO BE FORWARD LOOKING. INVESTORS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO UNCERTAINTIES IN ESTIMATING THE NET PROCEEDS AND FINAL GAIN OR LOSS, IF ANY, FROM THE SALE OF THE ASSETS OF THE AVIATION DIVISION. SHOULD ANY OF SUCH RISKS OR UNCERTAINTIES MATERIALIZE OR SHOULD OTHER ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS OR OUTCOMES MAY VARY MATERIALLY FROM THOSE CONTEMPLATED IN SUCH FORWARD-LOOKING STATEMENTS. PS GROUP HOLDINGS, INC. (THE COMPANY) DOES NOT UNDERTAKE TO PUBLICLY UPDATE OR REVISE ITS FORWARD-LOOKING STATEMENTS.


ITEM 5.   OTHER EVENTS

     Effective March 1, 1998, PST, the fuel sales and distribution subsidiary of the Company, sold the assets of the Aviation Division to Avfuel Corporation, the largest independent supplier of aviation petroleum products and services in the U.S. Avfuel is headquartered in Ann Arbor, Michigan. PST will continue to operate its fuel storage and distribution facilities located on a few California airports.

     PST expects to receive net proceeds (after payment of outstanding liabilities) of approximately $7 million primarily related to the sale and collection of the Aviation Division's accounts receivable and the sale of its fuel inventories. With the sale of the assets of the Aviation Division and the previous sale of the assets of the Wholesale Division (in September 1997), PST fuel sales activity will be treated as a discontinued operation for 1997. PST estimates that the combined effects of this sale, the results of operations from January 1, 1998 until the sale closed, and the shut-down costs will not result in any material gain or loss. Due to weak fuel prices during much of 1997, PST's fuel sales divisions recorded significant operating and net losses.

     The Consolidated Financial Statements of the Company reflecting, among other things the discontinuance of the fuel sales segment of PST, will be filed with the Company's Form 10-K on or before March 31, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PS GROUP HOLDINGS, INC.
                                    (Registrant)

Date: March 5, 1998

                                    By: /s/ Lawrence A. Guske
                                       ____________________________
                                       Lawrence A. Guske
                                       Vice President - Finance and
                                       Chief Financial Officer